UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  September 15, 2006

ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     This Form 8-K/A ("Amendment No. 1") is being furnished by ENSCO International Incorporated (the "Company") solely to correct an inaccurate day rate range reported in the Company's Contract Status of Offshore Rig Fleet report which was furnished as Exhibit 99.1 on Form 8-K filed on September 15, 2006 (the "Initial Form 8-K"). The correct day rate for the future expected work for ENSCO 86 is low $150's (thousands) versus the previously reported mid $150's (thousands). The corrected Contract Status of Offshore Rig Fleet report, which otherwise is unchanged, is attached hereto as Exhibit 99.1.

     Except for the specific change referred to above, no other changes have been made to the Initial Form 8-K. This Amendment No. 1 continues to speak as of the date of the Initial Form 8-K, and the Company has not updated the disclosure in this Amendment No. 1 to speak to any later date.

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Contract Status of Offshore Rig Fleet as of September 15, 2006

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 is a Contract Status of Offshore Rig Fleet report of ENSCO International Incorporated as of September 15, 2006.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Contract Status of Offshore Rig Fleet report of ENSCO International Incorporated as of September 15, 2006.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: September 20, 2006	/s/ H. E. MALONE, JR. H. E. Malone, Jr. Vice President

/s/ DAVID A. ARMOUR David A. Armour Controller

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Contract Status of Offshore Rig Fleet report of ENSCO International Incorporated as of September 15, 2006.

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